UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 13, 2020

BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-35805	20-1496201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCC	New York Stock Exchange

Item 2.02    Results of Operations and Financial Condition.

On July 13, 2020, Boise Cascade Company (the “Company”) announced the following estimated unaudited financial data for the quarter ended June 30, 2020.

The estimates set forth below are based upon currently available information. Estimates of results are inherently uncertain and subject to change, and the Company does not undertake any obligation to update this information. The estimates below may differ from actual results, and any such differences may be material. During the course of the preparation of the financial statements and related notes, additional items that would require material adjustments to the preliminary financial information presented below may be identified. The estimates set forth below were prepared by our management and are based on a number of assumptions based on the information available to the Company as of the date hereof. Our independent registered public accounting firm has not audited, reviewed, compiled, or performed any procedures with respect to such preliminary information. Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto. These estimates for the quarter ended June 30, 2020 are not necessarily indicative of the results to be achieved in any future period, in particular due to the impact of the ongoing COVID-19 pandemic.

Q2 2020 Preliminary Estimate
($ thousands)
Segment sales
Wood Products	$275,000 - $285,000
Building Materials Distribution	1,129,000 - 1,139,000
Intersegment eliminations	(170,000) - (175,000)
Total sales	$1,234,000 - $1,249,000

Net income	$31,000 - $35,000

Segment EBITDA
Wood Products	$29,000 - $32,000
Building Materials Distribution	47,000 - 50,250
Corporate	(8,000) - (8,250)
Total Adjusted EBITDA (a)	$68,000 - $74,000

Total cash and cash equivalents	$355,000 - $365,000

(a)	For additional information regarding the non-GAAP measures presented in this document, please refer to Exhibit 99.3 incorporated by reference into this Item 2.02.

The information in this filing shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events

Notes Offering

On July 13, 2020, the Company issued a press release, announcing that it intends to offer, subject to market and other conditions, $400,000,000 in aggregate principal amount of senior notes (the “Notes”).

The Notes and related guarantees will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. A copy of the press release announcing the private offering of the Notes is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Tender Offer

On July 13, 2020, the Company commenced a cash tender offer for any and all of the Company’s outstanding 5.625% senior notes due 2024 (2024 Notes), subject to certain conditions, including the issuance and sale of the Notes. A copy of the press release announcing the tender offer is attached hereto as Exhibit 99.2 and incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to substantial risks, uncertainties and assumptions. Forward-looking statements include information concerning the proposed Senior Notes Offering, including the proposed use of proceeds from the Senior Notes Offering. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of expected future developments and other factors we believe are appropriate in these circumstances. As you read and consider this filing, you should understand that these statements are not guarantees of performance or results, including the consummation of the Senior Notes Offering. Many factors could affect our actual performance and results and could cause actual results to differ materially from those expressed in the forward-looking statements. Please refer to our filings with the SEC for a discussion of other factors that may affect future performance or results.

In light of these risks, uncertainties and assumptions, the forward-looking statements contained in this document might not prove to be accurate and you should not place undue reliance upon them. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
99.1	Press Release, dated July 13, 2020 issued by the Company.

99.2	Press Release, dated July 13, 2020 issued by the Company.

99.3	Boise Cascade Company Non-GAAP EBITDA and Adjusted EBITDA Reconciliation

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Jill Twedt
Jill Twedt Vice President, General Counsel and Secretary
Date: July 13, 2020